Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
24.	Subsequent Events

Subsequent to the year ended December 31, 2024, the Company:

i.	Lent out the following loans, pursuant to the Company’s $1,000,000 aggregate loan facility to First Towers & Fiber Corp.:

a.	On January 24, 2025, the Company has lent an amount of $30,000 to First Towers & Fiber Corp., a company controlled by Chris Cooper, a director of the Company. The loan is unsecured, bears interest of 20% per annum and payable within 12 months.

b.	On February 14, 2025, the Company has lent an amount of $170,000 to First Towers & Fiber Corp., a company controlled by Chris Cooper, a director of the Company. The loan is unsecured, bears interest of 20% per annum and payable within 12 months.

c.	During April 2025, the Company has lent an amount of $200,000 to First Towers & Fiber Corp., a company controlled by Chris Cooper, a director of the Company. The loan is unsecured, bears interest of 20% per annum and payable within 12 months.

ii.	Enter into a Business Combination Transaction:

On March 5, 2025, the Company entered into a Share Exchange Agreement (the “SEA”) with First Towers & Fibers Corp., a corporation existing under the laws of the Province of British Columbia (“FTFC”) and the common shareholders of FTFC (the “Shareholders”). Subject to the terms and conditions set forth in the SEA, the parties will enter into a business combination transaction (the “Business Combination”), pursuant to which, among other things, all of the common shares of FTFC (the “Exchanged Shares”) shall be exchanged for either common shares, no par value, of the Company (the “Purchaser Shares”), or cash, and FTFC shall be continuing as a wholly owned subsidiary of the Company.

FTFC is a private company that develops, constructs and owns telecommunications infrastructure in Mexico. The Company and FTFC have previously entered into and announced a non-binding letter of intent with respect to the Business Combination which set out the basic terms and conditions of the Business Combination. A co-founder, shareholder, executive and director of FTFC is Christopher Cooper, a director of the Company. The Company can give no assurance when or if the Business Combination will be consummated.

Substantially all of the Shareholders will receive consideration equal to one Purchaser Share for every 2.5 Exchanged Shares held immediately prior to the closing so exchanged in the Business Combination, or an aggregate of approximately 15.3 million Purchaser Shares, subject to adjustment as described in the SEA, including adjustments as a result of any reverse stock split or consolidation of the Purchaser Shares. The remaining Shareholders will instead receive as consideration an aggregate of US$14,100,000, payable by the Company 18 months after the closing of the Business Combination. The Company also agreed to assume outstanding options granted by FTFC and certain indebtedness of FTFC.

Within three business days of the execution date, the Company shall advance to FTFC a $1,000,000 loan on the same terms as the Company’s November 21, 2024 Bridge Loan Agreement with FTFC, pursuant to which the Company loaned to FTFC US$350,000. See above clause i. for additional information regarding amounts drawn down under this obligation.

Following the closing of the Business Combination, the Company agreed to use commercially reasonable efforts to raise additional funds of at least $4,000,000 and a maximum of $10,000,000 compromising of: (i) a debt or equity financing by the Company of at least $2,000,000 and a maximum $5,000,000 within four months of the closing date; and (ii) a subsequent debt or equity financing to raise an additional amount of at least $2,000,000 and a maximum of $5,000,000 within seven months of the closing date, of which the type of securities offered and offering price will be determined in the context of the market by the Company.

On March 31, 2025, the Company entered into a First Amendment to the SEA with FTFC pursuant to which the “End Date” specified in the SEA has been amended to June 30, 2025.

iii.	Issued the following shares:

Commencing on March 25, 2025, the Company entered into a series of Subscription Agreements with the investors signatory thereto pursuant to which the Company sold to the Investors an aggregate of 228,572 restricted common shares of the Company at a subscription price per share of $1.40, or aggregate gross proceeds to the Company of approximately $320,000.

iv.	Cease its UK operation:

On March 25, 2025, after evaluating the current state of the Company’s business of importing and distributing cannabis-based products in the United Kingdom through its Canmart subsidiary, the Company’s Board of Directors has determined to discontinue and cease its U.K operations and shut down Canmart. The Board came to this conclusion after receiving notification from Canmart’s directors that they intend to resign and the difficulty in finding qualified replacements, determining that the expense and timing of renewing its license to operate in the U.K. when compared to projected near-term future revenues is not cost effective, and evaluating the continued potential exposure to Canmart’s existing lawsuits, among other things.

v.	Appointed a new director:

On April 10, 2025, the Company appointed Usama Chaudhry to the Board of Directors.